EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS	EQUITY METHOD INVESTMENTS
As of December 31, the Company had the following participation in investments that are recorded using the equity method:

(% of ownership)	2021	2020
TFG Marine Pte Ltd ("TFG Marine")	10.00%	10.00%
SwissMarine Pte. Ltd. ("SwissMarine")	17.50%	17.50%
United Freight Carriers LLC. ("UFC")	50.00%	50.00%
Seateam Management Pte. Ltd. ("Seateam")	—%	—%
Capesize Chartering Ltd. ("CCL")*	25.00%	25.00%

*Following the termination of the pool agreement, in February 2022 our 25% share in CCL was sold for $17.5 thousands.

Movements in equity method investments for the years ended December 31, 2021 and 2020 are summarized as follows:

(in thousands of $)	Swiss Marine	UFC	SeaTeam	TFG Marine	Other	Total
Balance as of December 31, 2019	19,557	1,027	899	—	—	21,483
Distributions received from associated companies	—	(450)	—	—	—	(450)
Disposals of equity method investments	—	—	(999)	—	—	(999)
Loss on disposal of equity method investments	(32)	—	—	—	—	(32)
Equity contribution	—	—	—	75	—	75
Share of income / (loss)	(4,154)	(32)	100	408	—	(3,678)
Balance as of December 31, 2020	15,371	545	—	483	—	16,399
Share of income / (loss)	24,351	1,073	—	(483)	(459)	24,482
Balance as of December 31, 2021	39,722	1,618	—	—	(459)	40,881
Asset	39,722	1,618	—	—	3	41,343
Liability	—	—	—	—	(462)	(462)

We have an equity investment of 17.5% in SwissMarine, formerly known as Singapore Marine, a dry bulk freight operator. Our ownership in SwissMarine was diluted in February 2020 from 17.8% to 17.5% as a result of issuance of additional shares by SwissMarine to its employees. We have also provided a $10.7 million subordinated shareholder loan with a five-year term to SwissMarine. The loan bears interests equivalent to the 12-month LIBOR plus a margin of 2%. In May 2020, the subordinated shareholder loan was partially repaid by SwissMarine in the total amount of $5.7 million, which included principal loan amount of $5.35 million and interest of $0.3 million. We account for this investment under the equity method as we determined that we have a significant influence over the investee.

In January 2020, we entered into a joint venture agreement with Frontline and its subsidiary Bandama Investments Ltd and Trafigura Pte Ltd to establish TFG Marine, a leading global supplier of marine fuels. As a result, we acquired a 10% interest in TFG Marine. We also provided a shareholder loan of $1.0 million to TFG Marine, with outstanding amount of $0.9 million as of December 31, 2021. The loan has a five-year term and bears interest of LIBOR plus a margin of 7%. We account for this investment under the equity method as we determined that we have a significant influence over the investee.

In October 2020, we completed the sale of our 22.19% ownership interest in SeaTeam to OSM Maritime Group. Total consideration allocated to us amounted to $3.6 million, out of which $1.7 million was received on October 20, 2020 upon completion of sale and $0.9 million was received on April 1, 2021. The remaining outstanding amount of $0.9 million is expected to be received during 2022. The gain from sale amounted to $2.6 million and was recorded as 'Gain from disposal of associated companies'.In 2021, cash dividends received from equity method investees amounted to nil (2020: $0.5 million, 2019: $0.2 million).